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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2005

                         California Water Service Group
             (Exact name of registrant as specified in its charter)

           Delaware                  1-13883                   77-0448994
           --------                  -------                   ----------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
     of incorporation)                                    Identification Number)


           1720 North First Street
            San Jose, California                                   95112
            --------------------                                   -----
 (Address of principal executive offices)                       (Zip Code)

                                 (408) 367-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

         In response to this Item, the registrant incorporates by reference the discussion under "Proposal No. 3--Authorize Equity Incentive Plan" and "Appendix B, California Water Service Group Equity Incentive Plan, Adopted by the Board of
Directors: February 23, 2005" in its Proxy Statement dated March 25, 2005 for its Annual Meeting of Stockholders to be held on April 27, 2005, as filed with the SEC on March 22, 2005 (File No. 1-13883).

         On  April  27,  2005,  at  their  annual  meeting,   the   registrant's
stockholders adopted the Equity Incentive Plan.


Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits:

         The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   April 28, 2005


                                   CALIFORNIA WATER SERVICE GROUP


                                   By:_______________________________________
                                                   Richard D. Nye
                                      Vice President, Chief Financial Officer
                                      and Treasurer (Duly Authorized Officer)


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                                  Exhibit Index
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----------------------- --------------------------------------------------------
       Exhibit
        Number                              Description
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         10.1           The registrant's  Equity Incentive Plan (incorporated by
                        reference to Appendix B to the registrant's Proxy Statement dated March 25, 2005 for its Annual Meeting of Stockholders to be held on April 27, 2005, as filed with the SEC on March 22, 2005 (File No. 1-13883)).
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